SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): March 19, 2003



                              ELUTION TECHNOLOGIES, INC.
                              --------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                     000-27549                  88-0362112
            ------                     ---------                  ----------
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

                       2920 E. Camelback Road, Suite 150
                               Phoenix, AZ   85016
               (Address of principal executive offices) (Zip Code)


                                 (602) 957-8574
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) By letter dated March 19, 2003 Elution Technologies, Inc. (the "Company") engaged Amisan Hanson Chartered Accountants as the Company's new certified accountants, therefore terminating Merdinger, Fruchter & Rosen P.C. as independent certified accountants for the Company. The decision to change accountants was mandatory as Merdinger, Fruchter & Rosen P.C. has discontinued providing S.E.C. audits and the new auditing firm was recommended by the Company's Board of Directors.

The report of the Company's former independent certified accountants, Merdinger, Fruchter & Rosen P.C. covering the two fiscal years ended December 31, 2000 and 2001 did not include an adverse opinion or disclaimer of opinion, and was not qualified as to the audit scope or accounting principles.

In connection with the audits of the two most recent fiscal years and during any subsequent interim periods preceding the termination of Merdinger, Fruchter & Rosen P.C., there did not develop any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure between such former independent certified accountants and management of the Company or other reportable events which have not been resolved to the Company's former independent certified accountants' satisfaction. Merdinger, Fruchter & Rosen P.C. had been the Company's independent certified accountants Since approximately the year 2000.

The Company has requested Merdinger, Fruchter & Rosen P.C. to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. Such letter will be filed by amendment to this Report.

None of the reportable events described under 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2001 and December 31, 2000 and the subsequent interim period through March 28, 2003.

(b) As of March 19, 2003, the Company engaged Amisano Hanson Chartered Accountants as the Company's independent auditors to replace Merdinger, Fruchter & Rosen P.C. During the most recent fiscal year of the Company ended December 31, 2002, and the subsequent interim period through March 19, 2003, the Company did not consult with Amisano Hanson Chartered Accountants regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K of the Securities Exchange Act of 1934.


Item 7.  Financial Statements and Exhibits

  (c)   Exhibits:

  Exhibits    Description
  --------    -----------

  * 16.1      Letter from Merdinger, Fruchter & Rosen P.C.

  * To be filed by amendment.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 28, 2003

                                    ELUTION TECHNOLOGIES, INC.


                                    By:    /s/ Thomas Kreitzer
                                           -------------------
                                    Name:  Thomas Kreitzer
                                    Title: Interim Chief Executive Officer